Exhibit 99.2

Merrill Lynch & Co., Inc.                                 Attachment I

Preliminary Unaudited
 Earnings Summary
                        For the Three Months Ended    Percent Inc /
                                                           (Dec)
                       ---------------------------- ------------------
                       Sept. 29, June 30, Sept. 30, 3Q06 vs. 3Q06 vs.
(in millions, except
 per share amounts)      2006     2006      2005      2Q06     3Q05
                       --------- -------- --------- -------- --------

Net Revenues
  Asset management and
   portfolio service
   fees                  $1,782   $1,773    $1,527        1 %     17 %
  Commissions             1,383    1,586     1,342      (13)       3
  Investment banking        857    1,162       880      (26)      (3)
  Principal
   transactions           1,681    1,182       917       42       83
  Revenues from
   consolidated
   investments              210      186       142       13       48
  Other                     776    1,110       548      (30)      42
                       --------- -------- ---------
    Subtotal              6,689    6,999     5,356       (4)      25

  Interest and
   dividend revenues     10,690    9,690     7,039       10       52
  Less interest
   expense                9,452    8,531     5,717       11       65
                       --------- -------- ---------
    Net interest
     profit               1,238    1,159     1,322        7       (6)
                       --------- -------- ---------

  Gain on merger          1,969        -         -      N/M      N/M

  Total Net Revenues      9,896    8,158     6,678       21       48
                       --------- -------- ---------

Non-Interest Expenses
  Compensation and
   benefits               3,950    3,980     3,270       (1)      21
  Communications and
   technology               485      429       405       13       20
  Brokerage, clearing,
   and exchange fees        268      253       190        6       41
  Occupancy and
   related
   depreciation             259      249       235        4       10
  Professional fees         224      196       173       14       29
  Advertising and
   market development       164      191       138      (14)      19
  Expenses of
   consolidated
   investments              142      145        91       (2)      56
  Office supplies and
   postage                   53       57        48       (7)      10
  Other                     223      309       192      (28)      16
                       --------- -------- ---------

  Total Non-Interest
   Expenses               5,768    5,809     4,742       (1)      22
                       --------- -------- ---------

Earnings Before Income
 Taxes                    4,128    2,349     1,936       76      113

Income tax expense        1,083      716       560       51       93
                       --------- -------- ---------

Net Earnings             $3,045   $1,633    $1,376       86      121
                       ========= ======== =========

Preferred Stock
 Dividends                  $50      $45       $18       11      178
                       ========= ======== =========

Net Earnings
 Applicable to Common
 Stockholders            $2,995   $1,588    $1,358       89      121
                       ========= ======== =========

Earnings Per Common
 Share
  Basic                   $3.50    $1.79     $1.54       96      127
  Diluted                 $3.17    $1.63     $1.40       94      126

Average Shares
Used in Computing
Earnings Per
Common Share
  Basic                   855.8    885.4     881.4       (3)      (3)
  Diluted                 945.3    973.3     968.5       (3)      (2)

Annualized Return on
 Average Common Equity     35.3%    18.6%     17.2%

---------------------------------------------------------------------
N/M = Not Meaningful

Merrill Lynch & Co., Inc.                                Attachment II

Preliminary Unaudited
 Earnings Summary
                               For the Nine Months Ended
                              ---------------------------------------
                              September 29, September 30,   Percent
(in millions, except per
 share amounts)                   2006          2005      Inc / (Dec)
                              ------------- ------------- -----------

Net Revenues
  Asset management and
   portfolio service fees           $5,234        $4,393          19 %
  Commissions                        4,571         3,930          16
  Investment banking                 2,984         2,613          14
  Principal transactions             4,856         2,868          69
  Revenues from consolidated
   investments                         500           353          42
  Other                              2,440         1,582          54
                              ------------- -------------
    Subtotal                        20,585        15,739          31

  Interest and dividend
   revenues                         29,044        18,544          57
  Less interest expense             25,582        15,054          70
                              ------------- -------------
    Net interest profit              3,462         3,490          (1)
                              ------------- -------------

  Gain on merger                     1,969             -         N/M

  Total Net Revenues                26,016        19,229          35
                              ------------- -------------

Non-Interest Expenses
  Compensation and benefits         13,680         9,514          44
  Communications and
   technology                        1,367         1,196          14
  Brokerage, clearing, and
   exchange fees                       769           625          23
  Occupancy and related
   depreciation                        749           695           8
  Professional fees                    620           534          16
  Advertising and market
   development                         499           424          18
  Expenses of consolidated
   investments                         334           211          58
  Office supplies and postage          167           151          11
  Other                                761           679          12
                              ------------- -------------

  Total Non-Interest Expenses       18,946        14,029          35
                              ------------- -------------

Earnings Before Income Taxes         7,070         5,200          36

Income tax expense                   1,917         1,477          30
                              ------------- -------------

Net Earnings                        $5,153        $3,723          38
                              ============= =============

Preferred Stock Dividends             $138           $42         229
                              ============= =============

Net Earnings Applicable to
 Common Stockholders                $5,015        $3,681          36
                              ============= =============

Earnings Per Common Share
  Basic                              $5.73         $4.11          39
  Diluted                            $5.19         $3.76          38

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                              875.0         895.6          (2)
  Diluted                            966.6         980.1          (1)

Annualized Return on Average
 Common Equity                        19.7%         15.7%

---------------------------------------------------------------------
N/M = Not Meaningful

Merrill Lynch & Co., Inc.                               Attachment III


Reconciliation of Non-GAAP Measures

During the third quarter of 2006, Merrill Lynch completed the merger of its Merrill Lynch Investment Managers business with BlackRock, Inc.
Merrill Lynch recognized a gain associated with this merger along with other non-recurring expenses, collectively "Impact of BlackRock Merger".

Management believes that while the results excluding the impact of the BlackRock merger are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.


Preliminary Unaudited   For the Three Months Ended September 29, 2006
 Earnings Summary
----------------------- ----------------------------------------------
(in millions, except    Excluding Impact of   Impact of     GAAP Basis
 per share amounts)       BlackRock Merger  BlackRock Merger
                        ----------------------------------------------

Net Revenues (a)                   $7,927           $1,969     $9,896
                        ------------------ ---------------- ----------

Non-Interest Expenses
  Compensation and
   benefits (b)                     3,806              144      3,950
  Non-compensation
   expenses (c)                     1,760               58      1,818
                        ------------------ ---------------- ----------
  Total Non-Interest
   Expenses                         5,566              202      5,768
                        ------------------ ---------------- ----------

Earnings Before Income
 Taxes (d)                          2,361            1,767      4,128

Income Tax Expense (e)                421              662      1,083
                        ------------------ ---------------- ----------

Net Earnings                       $1,940           $1,105     $3,045
                        ================== ================ ==========

Preferred Stock
 Dividends                            $50               $-        $50
                        ================== ================ ==========

Net Earnings Applicable
 to Common Stockholders            $1,890           $1,105     $2,995
                        ================== ================ ==========

Earnings Per Common
 Share
  Basic                             $2.21            $1.29      $3.50
  Diluted                           $2.00            $1.17      $3.17

Average Shares Used in
Computing Earnings Per
Common Share
  Basic                             855.8                -      855.8
  Diluted                           945.3                -      945.3


Financial Ratios                          For the Three Months Ended
---------------------------------------
                                              September 29, 2006
                                        ------------------------------
                                        Excluding Impact of GAAP Basis
                                          BlackRock Merger
                                        ------------------------------

Ratio of compensation and benefits to
 net revenues (b)/(a)                                 48.0%      39.9%

Ratio of non-compensation and benefits
 to net revenues (c)/(a)                              22.2%      18.4%

Effective Tax Rate (e)/(d)                            17.8%      26.2%

Pre-tax Profit Margin (d)/(a)                         29.8%      41.7%

----------------------------------------------------------------------

Average Common Equity                              $33,929    $33,929

Impact of the BlackRock merger                        (276)         -
                                        ------------------------------

Average Common Equity                               33,653     33,929

Annualized Return on Average Common
 Equity                                               22.5%      35.3%

Merrill Lynch & Co., Inc.                                Attachment IV


Reconciliation of Non-GAAP Measures

Merrill Lynch adopted Statement of Financial Accounting Standards No.
 123 (as revised in 2004) for stock-based employee compensation during the first quarter of 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the "one-time compensation expenses." These changes represent timing differences and are not economic in substance.

During the third quarter of 2006, Merrill Lynch completed the merger of its Merrill Lynch Investment Managers business with BlackRock, Inc.
Merrill Lynch recognized a gain associated with this merger along with other non-recurring expenses, collectively "Impact of BlackRock Merger".

Management believes that while the results excluding these one-time compensation expenses and the impact of the BlackRock merger are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.


Preliminary        For the Nine Months Ended September 29, 2006 (1)
 Unaudited
 Earnings
 Summary
--------------- ------------------------------------------------------

(in millions,   Excluding One-time  Impact of    Impact of  GAAP Basis
 except per        Compensation      One-time     BlackRock
 share amounts)  Expenses & Impact  Compensation   Merger
                   of BlackRock       Expenses
                      Merger
                ------------------------------------------------------
Net Revenues
 (a)                      $24,047            $-     $1,969    $26,016
                ------------------ ------------- ---------- ----------

Non-Interest
 Expenses
  Compensation
   and benefits
   (b)                     11,777         1,759        144     13,680
  Non-
   compensation
   expenses (c)             5,208             -         58      5,266
                ------------------ ------------- ---------- ----------
  Total Non-
   Interest
   Expenses                16,985         1,759        202     18,946
                ------------------ ------------- ---------- ----------

Earnings Before
 Income Taxes
 (d)                        7,062        (1,759)     1,767      7,070

Income Tax
 Expense (e)                1,837          (582)       662      1,917
                ------------------ ------------- ---------- ----------

Net Earnings               $5,225       $(1,177)    $1,105     $5,153
                ================== ============= ========== ==========

Preferred Stock
 Dividends                   $138            $-         $-       $138
                ================== ============= ========== ==========

Net Earnings
 Applicable to
 Common
 Stockholders              $5,087       $(1,177)    $1,105     $5,015
                ================== ============= ========== ==========

Earnings Per
 Common Share
  Basic                     $5.83        $(1.35)     $1.25      $5.73
  Diluted                   $5.27        $(1.22)     $1.14      $5.19

Average Shares Used
in Computing Earnings
Per Common Share
  Basic                     873.1           1.9          -      875.0
  Diluted                   964.7           1.9          -      966.6


Financial Ratios                        For the Nine Months Ended (1)
--------------------------------------
                                             September 29, 2006
                                       -------------------------------
                                        Excluding One-time  GAAP Basis
                                           Compensation
                                        Expenses & Impact of
                                          BlackRock Merger
                                       -------------------------------

Ratio of compensation and benefits to
 net revenues (b)/(a)                                 49.0%      52.6%

Ratio of non-compensation and benefits
 to net revenues (c)/(a)                              21.7%      20.2%

Effective Tax Rate (e)/(d)                            26.0%      27.1%

Pre-tax Profit Margin (d)/(a)                         29.4%      27.2%

----------------------------------------------------------------------

Average Common Equity                              $33,914    $33,914

Impact of one-time compensation
 expenses and the BlackRock merger                    (256)         -
                                       -------------------------------

Average Common Equity                               33,658     33,914

Annualized Return on Average Common
 Equity                                               20.2%      19.7%


(1) For purposes of comparison with previously published results, data excluding the impact of the one-time compensation expenses for the first nine months of 2006 assumes the impact of the one-time compensation expenses is limited to the first quarter of 2006.

Merrill Lynch & Co., Inc.                                 Attachment V

Preliminary Segment Data (unaudited)


                        For the Three Months Ended   Percent Inc /
                                                          (Dec)
                       ---------------------------- -----------------
                       Sept. 29, June 30, Sept. 30, 3Q06 vs. 3Q06 vs.
(dollars in millions)    2006     2006      2005      2Q06     3Q05
                       --------- -------- --------- -------- --------

Global Markets &
 Investment Banking
  Global Markets
      FICC               $2,117   $1,725    $1,680       23 %     26 %
      Equity Markets      1,496    1,877     1,192      (20)      26
                       --------- -------- ---------
     Total Global
      Markets net
      revenues            3,613    3,602     2,872        0       26
  Investment Banking
   (1)
    Origination:
      Debt                  330      367       396      (10)     (17)
      Equity                193      315       219      (39)     (12)
    Strategic Advisory
     Services               260      296       158      (12)      65
                       --------- -------- ---------
     Total Investment
      Banking net
      revenues              783      978       773      (20)       1
                       --------- -------- ---------
     Total net revenues
      (a)                 4,396    4,580     3,645       (4)      21
                       --------- -------- ---------

     Pre-tax earnings     1,459    1,493     1,289       (2)      13
     Impact of one-time
      compensation
      expenses                -        -         -      N/M      N/M
                       --------- -------- ---------
     Pre-tax earnings
      excluding one-
      time compensation
      expenses (b)        1,459    1,493     1,289       (2)      13

     Pre-tax profit
      margin               33.2%    32.6%     35.4%
     Pre-tax profit
      margin excluding
      one-time
      compensation
      expenses (b)/(a)     33.2%    32.6%     35.4%
------------------------------------------------------------ ---------

Global Private Client
    Fee-based revenues   $1,516   $1,533    $1,351       (1)      12
    Transactional and
     origination
     revenues               713      902       800      (21)     (11)
    Net interest profit
     and related
     hedges(2)              519      533       461       (3)      13
    Other revenues           77       77        79        0       (3)
                       --------- -------- ---------
     Total net revenues
      (a)                 2,825    3,045     2,691       (7)       5
                       --------- -------- ---------

     Pre-tax earnings       611      701       590      (13)       4
     Impact of one-time
      compensation
      expenses                -        -         -      N/M      N/M
                       --------- -------- ---------
     Pre-tax earnings
      excluding one-
      time compensation
      expenses (b)          611      701       590      (13)       4

     Pre-tax profit
      margin               21.6%    23.0%     21.9%
     Pre-tax profit
      margin excluding
      one-time
      compensation
      expenses (b)/(a)     21.6%    23.0%     21.9%
------------------------------------------------------------ ---------

Merrill Lynch
 Investment Managers
     Total net revenues
      (a)                  $700     $630      $456       11       54

     Pre-tax earnings       284      240       162       18       75
     Impact of one-time
      compensation
      expenses                -        -         -      N/M      N/M
                       --------- -------- ---------
     Pre-tax earnings
      excluding one-
      time compensation
      expenses (b)          284      240       162       18       75

     Pre-tax profit
      margin               40.6%    38.1%     35.5%
     Pre-tax profit
      margin excluding
      one-time
      compensation
      expenses (b)/(a)     40.6%    38.1%     35.5%
------------------------------------------------------------ ---------

Corporate
     Total net revenues  $1,975     $(97)    $(114)     N/M      N/M
     Impact of
      BlackRock merger    1,969        -         -      N/M      N/M
                       --------- -------- ---------
     Total net revenues
      excluding the
      BlackRock merger        6      (97)     (114)     106      105

     Pre-tax earnings     1,774      (85)     (105)     N/M      N/M
     Impact of
      BlackRock merger   (1,767)       -         -      N/M      N/M
                       --------- -------- ---------
     Pre-tax earnings
      excluding the
      BlackRock merger        7      (85)     (105)     108      107
------------------------------------------------------------ ---------

Total
     Total net revenues
      (a)                $9,896   $8,158    $6,678       21       48
     Impact of
      BlackRock merger    1,969        -         -      N/M      N/M
                       --------- -------- ---------
     Total net revenues
      excluding the
      BlackRock merger    7,927    8,158     6,678       (3)      19

     Pre-tax earnings     4,128    2,349     1,936       76      113
     Impact of
      BlackRock merger   (1,767)       -         -      N/M      N/M
     Impact of one-time
      compensation
      expenses                -        -         -      N/M      N/M
                       --------- -------- ---------
     Pre-tax earnings
      excluding
      BlackRock merger
      and one-time
      compensation
      expenses (b)        2,361    2,349     1,936        1       22

     Pre-tax profit
      margin               41.7%    28.8%     29.0%
     Pre-tax profit
      margin excluding
      BlackRock merger
      and one-time
      compensation
      expenses (b)/(a)     29.8%    28.8%     29.0%
------------------------------------------------------------ ---------


                                      For the Nine Months
                                             Ended
                                      -------------------
                                      Sept. 29, Sept. 30,   Percent
(dollars in millions)                   2006      2005    Inc / (Dec)
                                      --------- --------- ------------

Global Markets & Investment Banking
  Global Markets
      FICC                              $5,933    $4,948          20 %
      Equity Markets                     4,946     3,185          55
                                      --------- ---------
     Total Global Markets net revenues  10,879     8,133          34
  Investment Banking (1)
    Origination:
      Debt                               1,092     1,052           4
      Equity                               745       684           9
    Strategic Advisory Services            813       532          53
                                      --------- ---------
     Total Investment Banking net
      revenues                           2,650     2,268          17
                                      --------- ---------
     Total net revenues (a)             13,529    10,401          30
                                      --------- ---------

     Pre-tax earnings                    3,164     3,511         (10)
     Impact of one-time compensation
      expenses                           1,369         -         N/M
                                      --------- ---------
     Pre-tax earnings excluding one-
      time compensation expenses (b)     4,533     3,511          29

     Pre-tax profit margin                23.4%     33.8%
     Pre-tax profit margin excluding
      one-time compensation expenses
      (b)/(a)                             33.5%     33.8%
---------------------------------------------------------------------

Global Private Client
    Fee-based revenues                  $4,507    $3,908          15
    Transactional and origination
     revenues                            2,514     2,443           3
    Net interest profit and related
     hedges(2)                           1,579     1,282          23
    Other revenues                         209       229          (9)
                                      --------- ---------
     Total net revenues (a)              8,809     7,862          12
                                      --------- ---------

     Pre-tax earnings                    1,677     1,557           8
     Impact of one-time compensation
      expenses                             281         -         N/M
                                      --------- ---------
     Pre-tax earnings excluding one-
      time compensation expenses (b)     1,958     1,557          26

     Pre-tax profit margin                19.0%     19.8%
     Pre-tax profit margin excluding
      one-time compensation expenses
      (b)/(a)                             22.2%     19.8%
---------------------------------------------------------------------

Merrill Lynch Investment Managers
     Total net revenues (a)             $1,900    $1,274          49

     Pre-tax earnings                      637       410          55
     Impact of one-time compensation
      expenses                             109         -         N/M
                                      --------- ---------
     Pre-tax earnings excluding one-
      time compensation expenses (b)       746       410          82

     Pre-tax profit margin                33.5%     32.2%
     Pre-tax profit margin excluding
      one-time compensation expenses
      (b)/(a)                             39.3%     32.2%
---------------------------------------------------------------------

Corporate
     Total net revenues                 $1,778     $(308)        N/M
     Impact of BlackRock merger          1,969         -         N/M
                                      --------- ---------
     Total net revenues excluding the
      BlackRock merger                    (191)     (308)         38

     Pre-tax earnings                    1,592      (278)        N/M
     Impact of BlackRock merger         (1,767)        -         N/M
                                      --------- ---------
     Pre-tax earnings excluding the
      BlackRock merger                    (175)     (278)         37
---------------------------------------------------------------------

Total
     Total net revenues (a)            $26,016   $19,229          35
     Impact of BlackRock merger          1,969         -         N/M
                                      --------- ---------
     Total net revenues excluding the
      BlackRock merger                  24,047    19,229          25

     Pre-tax earnings                    7,070     5,200          36
     Impact of BlackRock merger         (1,767)        -         N/M
     Impact of one-time compensation
      expenses                           1,759         -         N/M
                                      --------- ---------
     Pre-tax earnings excluding
      BlackRock merger and one-time
      compensation expenses (b)          7,062     5,200          36

     Pre-tax profit margin                27.2%     27.0%
     Pre-tax profit margin excluding
      BlackRock merger and one-time
      compensation expenses (b)/(a)       29.4%     27.0%
---------------------------------------------------------------------

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) A portion of Origination revenue is recorded in the Global Private Client segment.
(2) Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachments I & II.

Merrill Lynch & Co., Inc.                                Attachment VI
----------------------------------------------------------------------
Consolidated Quarterly Earnings (unaudited)              (in millions)

                            3Q05     4Q05     1Q06     2Q06     3Q06
                          -------- -------- -------- -------- --------
 Net Revenues
  Asset management and
   portfolio service fees
    Portfolio service
     fees                 $   689  $   760  $   747  $   797  $   801
    Asset management fees     527      556      619      641      657
    Account fees              123      123      111      114      113
    Other fees                188      199      202      221      211
                          -------- -------- -------- -------- --------
    Total                   1,527    1,638    1,679    1,773    1,782
  Commissions
    Listed and over-the-
     counter securities       823      878      990    1,027      868
    Mutual funds              383      401      490      470      426
    Other                     136      162      122       89       89
                          -------- -------- -------- -------- --------
    Total                   1,342    1,441    1,602    1,586    1,383
  Investment banking
    Underwriting              720      632      720      865      596
    Strategic advisory        160      349      245      297      261
                          -------- -------- -------- -------- --------
      Total                   880      981      965    1,162      857
  Principal transactions      917      715    1,993    1,182    1,681
  Revenues from
   consolidated
   investments                142       85      104      186      210
  Other                       548      613      554    1,110      776
                          -------- -------- -------- -------- --------
     Subtotal               5,356    5,473    6,897    6,999    6,689
  Interest and dividend
   revenues                 7,039    8,027    8,664    9,690   10,690
  Less interest expense     5,717    6,720    7,599    8,531    9,452
                          -------- -------- -------- -------- --------
     Net interest profit    1,322    1,307    1,065    1,159    1,238
  Gain on merger                -        -        -        -    1,969

                          -------- -------- -------- -------- --------
  Total Net Revenues        6,678    6,780    7,962    8,158    9,896
                          -------- -------- -------- -------- --------

 Non-Interest Expenses
  Compensation and
   benefits                 3,270    2,927    5,750    3,980    3,950
  Communications and
   technology                 405      412      453      429      485
  Brokerage, clearing,
   and exchange fees          190      217      248      253      268
  Occupancy and related
   depreciation               235      243      241      249      259
  Professional fees           173      193      200      196      224
  Advertising and market
   development                138      175      144      191      164
  Office supplies and
   postage                     48       59       57       57       53
  Expenses of
   consolidated
   investments                 91       47       47      145      142
  Other                       192      476      229      309      223

                          -------- -------- -------- -------- --------
  Total Non-Interest
   Expenses                 4,742    4,749    7,369    5,809    5,768
                          -------- -------- -------- -------- --------

 Earnings Before Income
  Taxes                     1,936    2,031      593    2,349    4,128
 Income tax expense           560      638      118      716    1,083
                          -------- -------- -------- -------- --------

 Net Earnings             $ 1,376  $ 1,393  $   475  $ 1,633  $ 3,045

----------------------------------------------------------------------
Per Common Share Data
                            3Q05     4Q05     1Q06     2Q06     3Q06
                          -------- -------- -------- -------- --------

   Earnings - Basic       $  1.54  $  1.56  $  0.49  $  1.79  $  3.50
   Earnings - Diluted        1.40     1.41     0.44     1.63     3.17
   Dividends paid            0.20     0.20     0.25     0.25     0.25
   Book value               34.66    35.82    37.19    37.18    40.52
                                                                  Est.

Merrill Lynch & Co., Inc.                               Attachment VII
----------------------------------------------------------------------
Percentage of Quarterly Net Revenues (unaudited)


                                     3Q05   4Q05   1Q06   2Q06   3Q06
                                    ------ ------ ------ ------ ------
 Net Revenues
   Asset management and portfolio
    service fees
       Portfolio service fees        10.3%  11.2%   9.4%   9.8%   8.1%
       Asset management fees          7.9%   8.2%   7.8%   7.9%   6.6%
       Account fees                   1.8%   1.8%   1.4%   1.4%   1.1%
       Other fees                     2.9%   3.0%   2.5%   2.6%   2.2%
                                    ------ ------ ------ ------ ------
       Total                         22.9%  24.2%  21.1%  21.7%  18.0%
   Commissions
       Listed and over-the-counter
        securities                   12.3%  12.9%  12.4%  12.6%   8.8%
       Mutual funds                   5.7%   5.9%   6.2%   5.8%   4.3%
       Other                          2.1%   2.5%   1.5%   1.0%   0.9%
                                    ------ ------ ------ ------ ------
       Total                         20.1%  21.3%  20.1%  19.4%  14.0%
   Investment banking
       Underwriting                  10.8%   9.3%   9.0%  10.6%   6.0%
       Strategic advisory             2.4%   5.1%   3.1%   3.6%   2.6%
                                    ------ ------ ------ ------ ------
       Total                         13.2%  14.4%  12.1%  14.2%   8.6%
   Principal transactions            13.7%  10.5%  25.0%  14.5%  17.0%
   Revenues from consolidated
    investments                       2.1%   1.3%   1.3%   2.3%   2.1%
   Other                              8.2%   9.0%   7.0%  13.7%   7.9%
                                    ------ ------ ------ ------ ------
      Subtotal                       80.2%  80.7%  86.6%  85.8%  67.6%
   Interest and dividend revenues   105.4% 118.4% 108.8% 118.8% 108.0%
   Less interest expense             85.6%  99.1%  95.4% 104.6%  95.5%
                                    ------ ------ ------ ------ ------
      Net interest profit            19.8%  19.3%  13.4%  14.2%  12.5%
   Gain on merger                     0.0%   0.0%   0.0%   0.0%  19.9%

                                    ------ ------ ------ ------ ------
   Total Net Revenues               100.0% 100.0% 100.0% 100.0% 100.0%
                                    ------ ------ ------ ------ ------

 Non-Interest Expenses
   Compensation and benefits         49.0%  43.2%  72.2%  48.8%  39.9%
   Communications and technology 6.1% 6.1% 5.7% 5.3% 4.9% Brokerage, clearing, and exchange
    fees                              2.8%   3.2%   3.1%   3.1%   2.7%
   Occupancy and related
    depreciation                      3.5%   3.6%   3.0%   3.1%   2.6%
   Professional fees                  2.6%   2.8%   2.5%   2.4%   2.3%
   Advertising and market
    development                       2.1%   2.6%   1.8%   2.3%   1.7%
   Office supplies and postage        0.7%   0.9%   0.7%   0.7%   0.5%
   Expenses of consolidated
    investments                       1.4%   0.7%   0.6%   1.8%   1.4%
   Other                              2.8%   6.9%   3.0%   3.7%   2.3%
                                    ------ ------ ------ ------ ------
   Total Non-Interest Expenses       71.0%  70.0%  92.6%  71.2%  58.3%
                                    ------ ------ ------ ------ ------

 Earnings Before Income Taxes        29.0%  30.0%   7.4%  28.8%  41.7%

 Income tax expense                   8.4%   9.5%   1.4%   8.8%  10.9%
                                    ------ ------ ------ ------ ------

 Net Earnings                        20.6%  20.5%   6.0%  20.0%  30.8%

----------------------------------------------------------------------

  Common shares outstanding (in
   millions):
                                     3Q05   4Q05   1Q06   2Q06   3Q06
                                    ------ ------ ------ ------ ------
      Weighted-average - basic      881.4  876.2  883.7  885.4  855.8
      Weighted-average - diluted    968.5  970.7  981.1  973.3  945.3
      Period-end                    921.7  919.2  933.4  898.1  883.3
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                              Attachment VIII
----------------------------------------------------------------------
Supplemental Data (unaudited)                    (dollars in billions)

                            3Q05     4Q05     1Q06     2Q06     3Q06
                          -------- -------- -------- -------- --------
Client Assets
Private Client
  U.S.                    $ 1,271  $ 1,341  $ 1,381  $ 1,370  $ 1,412
  Non - U.S.                  113      117      121      124      130
                          -------- -------- -------- -------- --------
Total Private Client
 Assets                     1,384    1,458    1,502    1,494    1,542

Assets in Annuitized-
 Revenue Products             496      528      560      559      578

----------------------------------------------------------------------

Net New Money
 All Private Client
  Accounts (1)            $    11  $    17  $    18  $     7  $    14

 Annuitized-Revenue
  Products (1) (2)             10       10       13       10        7

----------------------------------------------------------------------

Balance Sheet
 Information: (3)
  Commercial Paper and
   Other Short-term
   Borrowings             $   4.1  $   3.9  $   9.4  $  13.3  $   8.5
  Deposits                   77.8     80.0     81.1     79.4     77.9
  Long-term Borrowings      129.6    132.4    134.7    140.1    160.4
  Long-term debt issued
   to TOPrS(SM)
   Partnerships               3.1      3.1      3.1      3.1      3.1

Stockholders' Equity: (3)
  Preferred Stockholders'
   Equity                     1.7      2.7      3.1      3.1      3.1
  Common Stockholders'
   Equity                    31.9     32.9     34.7     33.4     35.8
                          -------- -------- -------- -------- --------
Total Stockholders'
 Equity                      33.6     35.6     37.8     36.5     38.9

----------------------------------------------------------------------

Full-Time Employees
(4) (5)                    53,100   54,600   55,500   56,000   55,300

Private Client Financial
 Advisors (6)              14,690   15,160   15,350   15,520   15,700

----------------------------------------------------------------------

    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net outflows in the Amvescap retirement business and the Advest acquisition prior to its system conversion in early March 2006.

(2) Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products. Includes net flows from the majority of annuitized-revenue products but excludes flows in the Amvescap retirement business, as well as certain other annuitized-revenue products.

(3) Balance Sheet Information and Stockholders' Equity are estimated for 3Q06.

(4) Excludes 200 full-time employees on salary continuation severance at the end of 3Q05 and 4Q05; 300 at the end of 1Q06 and 2Q06, and 200 at the end of 3Q06.

(5) Excludes 2,400 MLIM employees that moved over to BlackRock at the end of 3Q06.

(6) Includes 140 Financial Advisors associated with the Mitsubishi UFJ joint venture at the end of 2Q06 and 150 at the end of 3Q06.


  For more information, please contact:
  Investor Relations                         Phone: 866-607-1234
  Merrill Lynch & Co., Inc.                  Fax: 212-449-7461
                                             investor_relations@ml.com
                                             www.ir.ml.com

    CONTACT: Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             OR
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com


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